[WENDY’S INTERNATIONAL, INC. LOGO]

Wendy’s International, Inc. elects Kerrii Anderson as interim CEO and President, and Jim Pickett as Chairman; Jack Schuessler is retiring

DUBLIN, Ohio (April 17, 2006) – Wendy’s International, Inc. (NYSE: WEN) today announced that the Board of Directors has elected Kerrii B. Anderson as interim Chief Executive Officer and President of the Company and also elected long-time Board member James V. Pickett as its Chairman, effective today.

These actions followed the decision of Jack Schuessler, the Company’s former Chairman and CEO, to retire from Wendy’s after more than 30 years with the organization.

Anderson has served as Executive Vice President, Chief Financial Officer and a Board member since 2000. Pickett has been a Wendy’s director since 1982, has been its lead director and is Chairman of the Nominating and Corporate Governance Committee.

The Board will promptly retain a national firm to conduct a search for a permanent CEO. The Company also expects to take steps to further enhance its emphasis on operational excellence and the needs of Wendy’s outstanding franchisees. In separating the roles of CEO and Chairman, Wendy’s has also further moved its governance structure toward current best practices.

“Kerrii has demonstrated excellent strategic management in many key areas of the corporation over the past six years,” said Pickett. “She has a passion for the Wendy’s business, is committed to strong relationships with our franchisees, and has the respect and support of Wendy’s management team. Our entire Board supports Kerrii in her new role and we look forward to working with her in the coming months.

“The Board has established two small working committees to assist management in effecting the changes necessary to make Wendy’s even more vibrant and attractive for customers and franchisees, as well as optimizing shareholder value,” said Pickett.

“The Board and the Company thank Jack for his outstanding service to Wendy’s over a long and distinguished career. Jack was always so positive about the Wendy’s brand and contributed to our long-term success. His legacy is the strong team that he has built and his commitment to the restaurant business and our franchisees. We are pleased to report that Jack has agreed to consult with the Company for the next two years.”

Wendy’s strategic initiatives

“Our management team has three key priorities,” said Anderson.

“Strengthen Wendy’s core business – Our primary objectives are improving sales and profits at every Wendy’s restaurant in the system, working with our franchisees and company operators. Consumers rate Wendy’s as a superior brand in many areas, but we must confront reality – the brand has not kept pace with our competitors or the marketplace. The core strength of the Wendy’s brand is running superior restaurants and providing our customers with quality – great tasting, innovative products. Every Wendy’s restaurant reflects that core strength: “Quality Is Our Recipe®.” While there is no quick fix, we intend to regain positive momentum by improving our restaurant operations, driving sales by launching new, innovative products our customers want, and focusing on more effective marketing.

“Execute strategic initiatives – In late March we completed the initial public offering (IPO) of 17.25% of Tim Hortons® and expect to spin off the remainder of the company by December 31, 2006. We are also pursuing strategic alternatives for our Baja Fresh® business and have retained Goldman, Sachs & Co. to assist in the process. Executive management and the Board are also focused on the best way to utilize our strong balance sheet and cash position to benefit the Wendy’s system and our shareholders. One of the newly created Board committees will support management in effecting these strategic initiatives.

“Reduce costs throughout the organization – We are making progress on the initial phase of our “Next Chapter” project to reduce costs, improve the Company’s profitability and prepare the organization to operate as a standalone company after the spin-off of Tim Hortons. Booz Allen is working with our management team to validate major cost reduction opportunities and process improvements. I will provide more information about our progress during our Annual Meeting of Shareholders on April 27. Our goal is to create value for our shareholders, employees and our franchisees who have helped build this great brand.”

Anderson has managed key corporate functions

Anderson, 48, joined Wendy’s in September 2000 as Executive Vice President and CFO, and was appointed to the Board in November 2000. She has managed key areas of the corporation including Strategic Planning, Human Resources, Supply Chain, Information Technology and Wendy’s Bakery. For the past year, the Cafe Express business has reported to Anderson. For the past six years, Anderson has managed the Company’s Accounting, Finance, Treasury, M&A, Investor Relations, Risk Management and Internal Audit functions.

She has worked with Wendy’s Franchise Advisory Committee and Wendy’s National Advertising Program and will join both groups.

Prior to joining Wendy’s, Anderson was Senior Vice President and Chief Financial Officer of M/I Schottenstein Homes, Inc., a $1 billion NYSE company that is one of the nation’s leading builders of single-family homes. She was also on the Board of Directors of M/I.

Anderson has an MBA from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in business administration and accounting from Elon University in North Carolina. Anderson has served on the finance committee of the Columbus Foundation and the Ohio Health finance committee. She is on the Board of Visitors of the Fuqua School of Business at Duke University and the Board of Trustees of Franklin University.

Pickett has worked with Wendy’s since 1982

Pickett, 64, has served on the Wendy’s Board of Directors since 1982 and was a long-time advisor to Wendy’s Founder Dave Thomas. Pickett also provided support to previous Wendy’s CEOs Jim Near, Gordon Teter and Schuessler.

He has been lead director for the Wendy’s Board and is the Chair of the Nominating and Corporate Governance Committee.

Currently, he is Chairman of The Pickett Realty Advisors Inc. in Dublin, Ohio. He has served as President and CEO of The Pickett Companies since 1969. The Pickett Companies are involved in real estate development, ownership and management. At one time, they were the largest developer of office buildings in Central Ohio, one of the originators of the all-suite hotel product and also partnered with Prudential Insurance in a number of office building development projects. Pickett was the Vice Chairman of Banc One Capital Corp. from 1993 and 1999. He was also a principal of Stonehenge Financial Holdings, Inc., an investment management firm, from 1999 to 2004.

The Board of Directors of Tim Hortons is expected to name Pickett as its Chairman, succeeding Schuessler.

Schuessler to retire after 30 years with Wendy’s

Schuessler, 55, joined the Wendy’s organization in 1976. He held many leadership positions at the restaurant and field level, was President and Chief Operating Officer of U.S. Operations, and most recently was Chairman and CEO. Schuessler is a member of Wendy’s Hall of Fame.

“I am proud to have been part of Wendy’s for three decades and to have worked closely with so many great leaders, including Dave Thomas,” said Schuessler.

“Since becoming CEO six years ago, we’ve generated significant value for shareholders and I am very optimistic about the future for both Wendy’s and Tim Hortons,” said Schuessler. “However, I believe it is the appropriate time to pass the leadership of the brand to the next generation of leaders as they focus on restaurant operations, as well as improved profitability and returns. Kerrii and Jim will be excellent stewards of the business. I wish everyone in the organization all of the best and will be cheering for Wendy’s and Tim Hortons’ future success.”

Anderson announces Foley as Principal Accounting Officer

Anderson today announced the appointment of Brendan P. Foley as Senior Vice President, Controller and Assistant Secretary. Foley, 46, will also be the Company’s Principal Accounting Officer.

Foley succeeds Dan Boone, 62, who will transition into retirement later this year working on special assignments as Vice President of Special Projects. Foley was most recently Vice President of Technical Compliance and Consolidations. Prior to joining Wendy’s, he was Vice President and Assistant Corporate Controller for Borden, Inc.

Company’s Annual Meeting of Shareholders and Earnings Release set for April 27

The Company will host its Annual Meeting of Shareholders at 9:00 am on April 27, at the AMC Theatres in Dublin, Ohio. The meeting will be webcast at www.wendys-invest.com. The Company will release first-quarter earnings at approximately 10:00 am on April 27. A conference call for investors is scheduled for at 2:00 p.m. (Eastern) the same day. Investors and the public may participate in the conference call in either one of the following ways – Phone Call: The dial-in number is 877-572-6014 (U.S. and Canada) or 706-679-4852 (International).  No need to register in advance. Simultaneous Web Cast: Available at www.wendys-invest.com. The call will also be archived.

Wendy’s International, Inc. overview

Wendy’s International, Inc. is one of the world’s largest restaurant operating and franchising companies with more than 9,900 total restaurants and quality brands – Wendy’s Old Fashioned Hamburgers®, Tim Hortons and Baja Fresh Mexican Grill. The Company also has investments in two additional quality brands – Cafe Express™ and Pasta Pomodoro®. More information about the Company is available at www.wendys-invest.com.

Cafe Express is a trademark of Cafe Express, LLC
Pasta Pomodoro is a registered trademark of Pasta Pomodoro, Inc.

CONTACT:
John Barker, (614) 764-3044, john_barker@wendys.com
David Poplar, (614) 764-3547, david_poplar@wendys.com

WENDY’S INTERNATIONAL, INC.
Safe Harbor Under the Private Securities Litigation Reform Act of 1995

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Wendy’s International, Inc. (the “Company”) desires to take advantage of the “safe harbor” provisions of the Act.

Certain information in this news release, particularly information regarding future economic performance and finances, and plans, expectations and objectives of management, is forward looking. The following factors, in addition to other possible factors not listed, could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements:

Competition. The quick-service restaurant industry is intensely competitive with respect to price, service, location, personnel and type and quality of food. The Company and its franchisees compete with international, regional and local organizations primarily through the quality, variety and value perception of food products offered. The number and location of units, quality and speed of service, attractiveness of facilities, effectiveness of advertising and marketing programs, and new product development by the Company and its competitors are also important factors. The Company anticipates that intense competition will continue to focus on pricing. Certain of the Company’s competitors have substantially larger marketing budgets.

Economic, Market and Other Conditions. The quick-service restaurant industry is affected by changes in international, national, regional, and local economic conditions, consumer preferences and spending patterns, demographic trends, consumer perceptions of food safety, weather, traffic patterns, the type, number and location of competing restaurants, and the effects of war or terrorist activities and any governmental responses thereto. Factors such as inflation, food costs, labor and benefit costs, legal claims, and the availability of management and hourly employees also affect restaurant operations and administrative expenses. The ability of the Company and its franchisees to finance new restaurant development, improvements and additions to existing restaurants, and the acquisition of restaurants from, and sale of restaurants to franchisees is affected by economic conditions, including interest rates and other government policies impacting land and construction costs and the cost and availability of borrowed funds.

Importance of Locations. The success of Company and franchised restaurants is dependent in substantial part on location. There can be no assurance that current locations will continue to be attractive, as demographic patterns change. It is possible the neighborhood or economic conditions where restaurants are located could decline in the future, thus resulting in potentially reduced sales in those locations.

Government Regulation. The Company and its franchisees are subject to various federal, state, and local laws affecting their business. The development and operation of restaurants depend to a significant extent on the selection and acquisition of suitable sites, which are subject to zoning, land use, environmental, traffic, and other regulations. Restaurant operations are also subject to licensing and regulation by state and local departments relating to health, sanitation and safety standards, federal and state labor laws (including applicable minimum wage requirements, overtime, working and safety conditions, and citizenship requirements), federal and state laws which prohibit discrimination and other laws regulating the design and operation of facilities, such as the Americans with Disabilities Act of 1990. Changes in these laws and regulations, particularly increases in applicable minimum wages, may adversely affect financial results. The operation of the Company’s franchisee system is also subject to regulation enacted by a number of states and rules promulgated by the Federal Trade Commission. The Company cannot predict the effect on its operations, particularly on its relationship with franchisees, of the future enactment of additional legislation regulating the franchise relationship. The Company’s financial results could also be affected by changes in applicable accounting rules.

Growth Plans. The Company plans to increase the number of systemwide Wendy’s, Tim Hortons and Baja Fresh Mexican Grill restaurants open or under construction. There can be no assurance that the Company or its franchisees will be able to achieve growth objectives or that new restaurants opened or acquired will be profitable.

The opening and success of restaurants depends on various factors, including the identification and availability of suitable and economically viable locations, sales levels at existing restaurants, the negotiation of acceptable lease or purchase terms for new locations, permitting and regulatory compliance, the ability to meet construction schedules, the financial and other development capabilities of franchisees, the ability of the Company to hire and train qualified management personnel, and general economic and business conditions.

International Operations. The Company’s business outside of the United States is subject to a number of additional factors, including international economic and political conditions, differing cultures and consumer preferences, currency regulations and fluctuations, diverse government regulations and tax systems, uncertain or differing interpretations of rights and obligations in connection with international franchise agreements and the collection of royalties from international franchisees, the availability and cost of land and construction costs, and the availability of experienced management, appropriate franchisees, and joint venture partners. Although the Company believes it has developed the support structure required for international growth, there is no assurance that such growth will occur or that international operations will be profitable.

Disposition of Restaurants. The disposition of company operated restaurants to new or existing franchisees is part of the Company’s strategy to develop the overall health of the system by acquiring restaurants from, and disposing of restaurants to, franchisees where prudent. The realization of gains from future dispositions of restaurants depends in part on the ability of the Company to complete disposition transactions on acceptable terms.

Transactions to Improve Return on Investment. The sale of real estate previously leased to franchisees is generally part of the program to improve the Company’s return on invested capital. There are various reasons why the program might be unsuccessful, including changes in economic, credit market, real estate market or other conditions, and the ability of the Company to complete sale transactions on acceptable terms and at or near the prices estimated as attainable by the Company.

Joint Venture to Manufacture and Distribute Par-Baked Products for Tim Hortons Restaurants. The success of the joint venture to manufacture and distribute par-baked products for Tim Hortons restaurants could be affected by a number of factors, including many of the factors set forth above. In addition, the realization of expected levels of production efficiencies, and actual product distribution costs and costs incurred to equip Tim Hortons restaurants for par-baked products occurring within expected ranges, could affect actual results.

Mergers, Acquisitions and Other Strategic Transactions. The Company intends to evaluate potential mergers, acquisitions, joint venture investments, alliances, vertical integration opportunities and divestitures as part of its strategic planning initiative. These transactions involve various inherent risks, including accurately assessing the value, future growth potential, strengths, weaknesses, contingent and other liabilities and potential profitability of acquisition candidates; the potential loss of key personnel of an acquired business; the Company’s ability to achieve projected economic and operating synergies; and unanticipated changes in business and economic conditions affecting an acquired business.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events.